MORGAN STANLEY
Financial Supplement - 3Q 2008
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11 - 12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Quarterly Intersegment Eliminations Income Statement Information
15	…………….	Quarterly Reconciliation of Adjusted Assets
16	…………….	Institutional Securities Subprime Analysis
17	…………….	Institutional Securities - Non-subprime Residential Mortgage Analysis
18	…………….	Institutional Securities CMBS and Commercial Whole Loan Analysis
19	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

Quarter Ended							Percentage Change From:		Nine Months Ended
Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change
Net revenues
Institutional Securities (1)	$7,162	$7,429	$4,983	$(3,425)	$6,213	$3,625	$5,911	19%	63%	$19,574	$15,749	(20%)
Global Wealth Management Group (2)	1,511	1,642	1,683	1,789	1,606	2,436	1,555	(8%)	(36%)	4,836	5,597	16%
Asset Management	1,368	1,509	1,364	1,252	543	488	647	(53%)	33%	4,241	1,678	(60%)
Intersegment Eliminations	(47)	(56)	(72)	(66)	(40)	(39)	(64)	11%	(64%)	(175)	(143)	18%
Consolidated net revenues	$9,994	$10,524	$7,958	$(450)	$8,322	$6,510	$8,049	1%	24%	$28,476	$22,881	(20%)

Income / (loss) before taxes (3)
Institutional Securities	$2,845	$2,950	$1,501	$(6,479)	$2,117	$679	$2,183	45%	*	$7,296	$4,979	(32%)
Global Wealth Management Group	226	264	287	378	254	989	(34)	(112%)	(103%)	777	1,209	56%
Asset Management	379	303	491	294	(161)	(227)	(204)	(142%)	10%	1,173	(592)	(150%)
Intersegment Eliminations	6	7	(14)	3	4	5	3	121%	(40%)	(1)	12	*
Consolidated income / (loss) before taxes	$3,456	$3,524	$2,265	$(5,804)	$2,214	$1,446	$1,948	(14%)	35%	$9,245	$5,608	(39%)
Earnings / (loss) applicable to common shareholders	$2,655	$2,565	$1,526	$(3,605)	$1,534	$1,012	$1,414	(7%)	40%	$6,747	$3,960	(41%)

Earnings per basic share: (4)
Income from continuing operations	$2.28	$2.35	$1.45	$(3.61)	$1.50	$0.97	$1.36	(6%)	40%	$6.08	$3.83	(37%)
Discontinued operations (5)	$0.35	$0.22	$0.07	$-	$-	$-	$-	*	--	$0.65	$-	*
Earnings per basic share	$2.63	$2.57	$1.52	$(3.61)	$1.50	$0.97	$1.36	(11%)	40%	$6.73	$3.83	(43%)

Earnings per diluted share: (4)
Income from continuing operations	$2.17	$2.24	$1.38	$(3.61)	$1.45	$0.95	$1.32	(4%)	39%	$5.79	$3.72	(36%)
Discontinued operations (5)	$0.34	$0.21	$0.06	$-	$-	$-	$-	*	--	$0.61	$-	*
Earnings per diluted share	$2.51	$2.45	$1.44	$(3.61)	$1.45	$0.95	$1.32	(8%)	39%	$6.40	$3.72	(42%)

Average common shares outstanding
Basic	1,009,186,993	996,544,761	1,002,330,181	999,553,568	1,020,802,234	1,038,145,038	1,042,541,501			1,002,687,312	1,033,829,591
Diluted	1,057,912,545	1,045,643,087	1,057,495,875	999,553,568	1,057,867,487	1,067,184,178	1,072,015,729			1,053,683,836	1,065,689,131
Period end common shares outstanding	1,061,644,077	1,051,690,047	1,062,450,986	1,056,289,659	1,105,301,550	1,108,865,416	1,109,155,431			1,062,450,986	1,109,155,431

Return on average common equity from continuing operations	30.9%	29.4%	17.2%	*	19.7%	12.3%	16.5%			25.5%	16.1%
Return on average common equity	29.9%	27.4%	17.1%	*	19.7%	12.3%	16.5%			24.9%	16.1%

(1)	The quarters ended May 31, 2008 and August 31, 2008 include pre-tax gains of $744 million and $745 million, respectively, related to the follow-on offerings of MSCI Inc.
(2)
The quarter ended May 31, 2008 includes a pre-tax gain of $748 million on the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U. The quarter ended August 31, 2008 includes a charge of $277 million related to the auction rate securities settlement.

(3)	Represents consolidated income / (loss) from continuing operations before gain / (loss) from unconsolidated investees, taxes and gain / (loss) from discontinued operations.
(4)
Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year. 2007 is also affected by the loss reported for the quarter ended November 30, 2007.  As a result of this loss, basic and diluted shares outstanding are equal for this period.

(5)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentge Change

Investment banking	$1,227	$1,913	$1,659	$1,569	$1,109	$1,049	$1,146	(31%)	9%	$4,799	$3,304	(31%)
Principal transactions:
Trading	4,158	4,838	1,381	(7,171)	3,390	1,403	2,604	89%	86%	10,377	7,397	(29%)
Investments	880	1,004	558	820	(346)	(464)	(453)	(181%)	2%	2,442	(1,263)	(152%)
Commissions	1,005	1,123	1,264	1,290	1,199	1,155	1,070	(15%)	(7%)	3,392	3,424	1%
Asset management, distribution and admin. fees	1,479	1,596	1,701	1,743	1,550	1,464	1,423	(16%)	(3%)	4,776	4,437	(7%)
Interest and dividends	14,171	15,400	14,405	16,107	13,965	10,117	9,792	(32%)	(3%)	43,976	33,874	(23%)
Other (1)	272	321	262	353	317	1,799	1,117	*	(38%)	855	3,233	*
Total revenues	23,192	26,195	21,230	14,711	21,184	16,523	16,699	(21%)	1%	70,617	54,406	(23%)
Interest expense	13,198	15,671	13,272	15,161	12,862	10,013	8,650	(35%)	(14%)	42,141	31,525	(25%)
Net revenues	9,994	10,524	7,958	(450)	8,322	6,510	8,049	1%	24%	28,476	22,881	(20%)

Compensation and benefits	4,775	4,994	3,596	3,187	4,071	2,960	3,695	3%	25%	13,365	10,726	(20%)

Occupancy and equipment	260	279	279	312	286	329	309	11%	(6%)	818	924	13%
Brokerage, clearing and exchange fees	361	366	459	470	444	448	378	(18%)	(16%)	1,186	1,270	7%
Information processing and communications	277	286	302	328	305	312	302	--	(3%)	865	919	6%
Marketing and business development	153	199	190	271	183	207	168	(12%)	(19%)	542	558	3%
Professional services	419	510	507	676	379	472	457	(10%)	(3%)	1,436	1,308	(9%)
Other (2)	293	366	360	110	440	336	792	120%	136%	1,019	1,568	54%
Total non-compensation expenses	1,763	2,006	2,097	2,167	2,037	2,104	2,406	15%	14%	5,866	6,547	12%

Total non-interest expenses	6,538	7,000	5,693	5,354	6,108	5,064	6,101	7%	20%	19,231	17,273	(10%)

Income / (loss) from continuing operations before gain / (loss) from unconsolidated investees and taxes	3,456	3,524	2,265	(5,804)	2,214	1,446	1,948	(14%)	35%	9,245	5,608	(39%)
Gain / (loss) from unconsolidated investees	(26)	(20)	(19)	18	2	19	8	142%	(58%)	(65)	29	145%
Provision / (benefit) for income taxes	1,116	1,141	772	(2,198)	665	439	531	(31%)	21%	3,029	1,635	(46%)
Income / (loss) from continuing operations	2,314	2,363	1,474	(3,588)	1,551	1,026	1,425	(3%)	39%	6,151	4,002	(35%)
Discontinued operations (3)
Gain / (loss) from discontinued operations	564	349	111	0	0	0	0	*	--	1,024	0	*
Income tax provision / (benefit)	206	130	42	0	0	0	0	*	--	378	0	*
Gain / (loss) from discontinued operations	358	219	69	0	0	0	0	*	--	646	0	*
Net income / (loss)	$2,672	$2,582	$1,543	$(3,588)	$1,551	$1,026	$1,425	(8%)	39%	$6,797	$4,002	(41%)
Preferred stock dividend requirements	$17	$17	$17	$17	$17	$14	$11	(35%)	(21%)	$50	$42	(16%)
Earnings / (loss) applicable to common shareholders	$2,655	$2,565	$1,526	$(3,605)	$1,534	$1,012	$1,414	(7%)	40%	$6,747	$3,960	(41%)

Return on average common equity
from continuing operations	30.9%	29.4%	17.2%	*	19.7%	12.3%	16.5%			25.5%	16.1%
Return on average common equity	29.9%	27.4%	17.1%	*	19.7%	12.3%	16.5%			24.9%	16.1%
Pre-tax profit margin (4)	35%	34%	29%	*	27%	22%	24%			33%	25%
Compensation and benefits as a % of net revenues	48%	48%	45%	*	49%	46%	46%			47%	47%
Non-Compensation expenses as a % of net revenues	18%	19%	26%	*	25%	32%	30%			21%	29%

Effective tax rate	32.5%	32.6%	34.4%	*	30.0%	30.0%	27.1%			33.0%	29.0%

(1)
The quarter ended May 31, 2008 includes a pre-tax gain of $744 million related to the follow-on offering of MSCI Inc., (reported in Institutional Securities) and a pre-tax gain of $748 million on the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U. (reported in Global Wealth Management Group). The quarter ended August 31, 2008 includes a pre-tax gain of $745 million related to the follow-on offering of MSCI, Inc. (reported in Institutional Securities).

(2)	The quarter ended August 31, 2008 includes a charge of $288 million related to the auction rate securities settlement.
(3)	All periods have been restated to include the results of Discover Financial Services in discontinued operations.
(4)	Income / (loss) from continuing operations before gain / (loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended														Percentage Change From:		Nine Months Ended
	Feb 28, 2007		May 31, 2007		Aug 31, 2007		Nov 30, 2007		Feb 29, 2008		May 31, 2008		Aug 31, 2008		3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change
Morgan Stanley

Regional revenue (millions) (1) (2)
Americas (3)	$6,072		$6,049		$4,121		$(4,092)		$3,823		$3,517		$4,637		13%	32%	$16,242	$11,977	(26%)
EMEA (Europe, Middle East, Africa) (4)	2,702		2,970		2,405		1,931		3,267		2,071		2,593		8%	25%	8,077	7,931	(2%)
Asia	1,220		1,505		1,432		1,711		1,232		922		819		(43%)	(11%)	4,157	2,973	(28%)
Consolidated net revenues	$9,994		$10,524		$7,958		$(450)		$8,322		$6,510		$8,049		1%	24%	$28,476	$22,881	(20%)
Worldwide employees (1)	44,797		45,845		47,713		48,256		47,050		46,390		46,383		(3%)	--
Total assets (millions)	$1,182,061		$1,199,993		$1,185,131		$1,045,409		$1,090,896		$1,031,228		$988,821		(17%)	(4%)
Adjusted assets (millions) (5)	$653,875		$704,421		$688,966		$565,585		$636,892		$579,124		$545,506		(21%)	(6%)
Tangible shareholders' equity (millions) (6)	$38,577		$40,253		$36,674		$32,074		$39,840		$41,070		$42,133		15%	3%
Leverage Ratio (7)	30.6	x	29.8	x	32.3	x	32.6	x	27.4	x	25.1	x	23.5	x
Adjusted Leverage Ratio (8)	16.9	x	17.5	x	18.8	x	17.6	x	16.0	x	14.1	x	12.9	x
Shareholders' equity (millions)	$37,954		$39,511		$35,250		$31,269		$33,280		$34,493		$35,765		1%	4%
Common equity (millions)	$36,854		$38,411		$34,150		$30,169		$32,180		$33,393		$34,665		2%	4%
Period end common shares outstanding (millions)	1,061.6		1,051.7		1,062.5		1,056.3		1,105.3		1,108.9		1,109.2		4%	--
Book value per common share (9)	$34.71		$36.52		$32.14		$28.56		$29.11		$30.11		$31.25		(3%)	4%
Total capital (millions) (10)	$177,270		$187,250		$187,480		$191,085		$198,210		$210,131		$202,588		8%	(4%)

Average liquidity
Parent company liquidity (billions)	$46		$38		$49		$64		$71		$74		$81		65%	9%
Bank and other subsidiary liquidity (billions)	18		30		44		56		51		61		94		114%	54%
Total liquidity (billions)	$64		$68		$93		$120		$122		$135		$175		88%	30%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (11)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$39		$40		$52		$53		$59		$66		$68
Equity price	$45		$44		$43		$41		$37		$38		$41
Foreign exchange rate	$15		$16		$17		$25		$30		$28		$25
Commodity price	$40		$34		$38		$35		$38		$39		$35

Trading VaR	$90		$81		$87		$89		$97		$99		$99
Non - trading VaR	$14		$17		$20		$36		$37		$45		$72
Aggregate trading and non - trading VaR	$92		$87		$91		$98		$103		$112		$128

(1)	Restated to exclude Discover Financial Services.
(2)	Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location
Global Wealth Management: financial advisor location
Asset Management: client location except for the merchant banking business which is based on asset location
(3)	The quarters ended May 31, 2008 and August 31, 2008 include pre-tax gains of $744 million and $745 million, respectively, related to the follow-on offerings of MSCI Inc.
(4)	The quarter ended May 31, 2008 includes a pre-tax gain of $748 million on the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U.
(5)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.  See page 15 for further information.

(6)	Tangible shareholders' equity equals shareholders' equity plus junior subordinated debt issued to capital trusts less goodwill and intangible assets.
(7)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(8)	Adjusted leverage ratio equals adjusted assets divided by tangible shareholders' equity.
(9)
Book value per common share equals common equity divided by period end common shares outstanding. The Company's spin-off of Discover Financial Services on June 30, 2007 reduced book value per common share by approximately $5.79.

(10)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(11)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2007.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended												Nine Months Ended
	Feb 29, 2008			May 31, 2008			Aug 31, 2008						Aug 31, 2008
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity				Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$27.5	$24.4	24%	$27.3	$24.0	9%	$24.4	$21.6	29%				$26.4	$23.3	20%

Global Wealth Management Group	1.6	1.5	42%	1.7	1.5	172%	1.7	1.4	*				1.7	1.5	70%

Asset Management	3.2	3.8	*	3.1	3.4	*	4.3	4.2	*				3.5	3.8	*

Unallocated capital	1.5	1.5		3.9	3.9		7.1	7.1					4.2	4.2

Total - continuing operations	33.8	31.2	20%	36.0	32.8	12%	37.5	34.3	16%				35.8	32.8	16%

Discontinued operations	0.0	0.0		0.0	0.0		0.0	0.0					0.0	0.0

Firm	$33.8	$31.2	20%	$36.0	$32.8	12%	$37.5	$34.3	16%				$35.8	$32.8	16%

	Quarter Ended												Nine Months Ended
	Feb 28, 2007			May 31, 2007			Aug 31, 2007			Nov 30, 2007			Aug 31, 2007
	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity	Average tier 1 equity (billions) (1)	Average common equity (billions) (1)	Return on average common equity
Institutional Securities	$21.0	$20.0	38%	$23.7	$22.8	35%	$25.7	$25.1	16%	$28.0	$27.7	*	$23.5	$22.6	29%

Global Wealth Management Group	1.5	1.7	32%	1.5	1.6	40%	1.6	1.7	39%	1.6	1.7	52%	1.5	1.7	37%

Asset Management	2.3	3.0	31%	2.7	3.4	23%	2.8	3.6	35%	3.1	3.9	18%	2.6	3.3	30%

Unallocated capital	5.1	5.1		4.2	4.2		3.5	3.5		(0.4)	(0.4)		4.2	4.2

Total - continuing operations	29.9	29.8	31%	32.1	32.0	29%	33.6	33.9	17%	32.3	32.9	*	31.8	31.8	26%

Discontinued operations	4.6	5.7		4.5	5.4		1.6	1.9		0.0	0.0		3.6	4.4

Firm	$34.5	$35.5	30%	$36.6	$37.4	27%	$35.2	$35.8	17%	$32.3	$32.9	*	$35.4	$36.2	25%

(1)
The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on regulatory capital usage plus additional capital for stress losses. Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of certain goodwill, intangible assets and net deferred tax assets), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.

Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation.  Additionally, the average equity related to Discover Financial Services and Quilter Holdings Limited have been reclassed to discontinued operations in all periods.

Refer to Legal Notice page 19.

Morgan Stanley
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change

Investment banking	$1,032	$1,704	$1,439	$1,363	$980	$875	$1,032	(28%)	18%	$4,175	$2,887	(31%)
Principal transactions:
Trading	4,029	4,705	1,236	(7,230)	3,394	1,309	2,449	98%	87%	9,970	7,152	(28%)
Investments	350	396	217	496	(141)	(257)	(245)	*	5%	963	(643)	(167%)
Commissions	691	766	911	894	840	813	759	(17%)	(7%)	2,368	2,412	2%
Asset management, distribution and admin. fees	25	25	24	29	31	34	33	38%	(3%)	74	98	32%
Interest and dividends	14,021	15,193	14,141	15,776	13,660	9,793	9,461	(33%)	(3%)	43,355	32,914	(24%)
Other (2)	205	266	222	290	209	975	927	*	(5%)	693	2,111	*
Total revenues	20,353	23,055	18,190	11,618	18,973	13,542	14,416	(21%)	6%	61,598	46,931	(24%)
Interest expense	13,191	15,626	13,207	15,043	12,760	9,917	8,505	(36%)	(14%)	42,024	31,182	(26%)
Net revenues	7,162	7,429	4,983	(3,425)	6,213	3,625	5,911	19%	63%	19,574	15,749	(20%)

Total non-interest expenses	4,317	4,479	3,482	3,054	4,096	2,946	3,728	7%	27%	12,278	10,770	(12%)

Income / (loss) from continuing operations before gain / (loss) from unconsolidated investees and taxes	2,845	2,950	1,501	(6,479)	2,117	679	2,183	45%	*	7,296	4,979	(32%)
Gain / (loss) from unconsolidated investees	(26)	(20)	(19)	18	2	19	8	142%	(58%)	(65)	29	145%
Income / (loss) before taxes	2,819	2,930	1,482	(6,461)	2,119	698	2,191	48%	*	7,231	5,008	(31%)
Provision / (benefit) for income taxes	878	932	483	(2,463)	627	160	618	28%	*	2,293	1,405	(39%)
Income / (loss) from continuing operations (3)	$1,941	$1,998	$999	$(3,998)	$1,492	$538	$1,573	57%	192%	$4,938	$3,603	(27%)

Return on average common equity (4)	38%	35%	16%	*	24%	9%	29%			29%	20%
Pre-tax profit margin (5)	40%	40%	30%	*	34%	19%	37%			37%	32%

(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007, Nov 30, 2007, Feb 29, 2008, May 31, 2008 and Aug 31, 2008 are $4.4 billion, $5.9 billion, $8.2 billion, $9.7 billion, $10.3 billion, $10.1 billion and $12.6 billion, respectively.

(2)	The quarters ended May 31, 2008 and August 31, 2008 include pre-tax gains of $744 million and $745 million, respectively, related to the follow-on offerings of MSCI Inc.
(3)	Excludes gain / (loss) from discontinued operations.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income / (loss) from continuing operations before gain / (loss) from unconsolidated investees and taxes, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change

Investment Banking
Advisory revenue	$373	$725	$664	$779	$444	$367	$401	(40%)	9%	$1,762	$1,212	(31%)
Underwriting revenue
Equity	300	493	429	348	261	298	379	(12%)	27%	1,222	938	(23%)
Fixed income	359	486	346	236	275	210	252	(27%)	20%	1,191	737	(38%)
Total underwriting revenue	$659	$979	$775	$584	$536	$508	$631	(19%)	24%	$2,413	$1,675	(31%)

Total investment banking revenue	$1,032	$1,704	$1,439	$1,363	$980	$875	$1,032	(28%)	18%	$4,175	$2,887	(31%)

Sales & Trading (1)
Equity	$2,318	$2,374	$1,880	$2,468	$3,467	$2,103	$2,671	42%	27%	$6,572	$8,241	25%
Fixed income	3,321	2,738	2,078	(7,869)	2,769	414	1,903	(8%)	*	8,137	5,086	(37%)
Other	(89)	(74)	(877)	(202)	(1,102)	(519)	(410)	53%	21%	(1,040)	(2,031)	(95%)
Total sales & trading net revenue	$5,550	$5,038	$3,081	$(5,603)	$5,134	$1,998	$4,164	35%	108%	$13,669	$11,296	(17%)

	Fiscal View							Calendar View
	Quarter Ended (2)							Eight Months Ended (2)
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	Aug 31, 2007	Aug 31, 2008

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$330.0	$489.1	$327.7	$282.1	$72.8	$206.2	$163.8	$1,043.9	$389.9
Market share	35.9%	38.4%	28.4%	34.0%	11.2%	25.3%	18.3%	34.9%	19.3%
Rank	2	1	2	5	7	6	6	1	5

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$209.2	$365.3	$249.7	$503.4	$177.0	$104.7	$201.7	$768.6	$424.5
Market share	22.6%	39.1%	25.8%	44.9%	25.0%	16.8%	30.4%	31.6%	24.4%
Rank	4	1	2	2	4	9	3	1	5

Global equity and related issues
Morgan Stanley global market volume (billions)	$13.9	$20.2	$19.5	$14.9	$7.8	$20.6	$16.7	$44.6	$40.5
Market share	7.5%	8.7%	8.1%	6.3%	6.1%	9.3%	10.5%	7.8%	9.7%
Rank	4	3	3	6	5	3	2	4	3

Global IPO's
Morgan Stanley global market volume (billions)	$4.1	$6.4	$6.5	$6.9	$3.0	$3.8	$0.7	$14.5	$4.9
Market Share	7.6%	8.3%	8.2%	7.0%	8.8%	7.4%	3.0%	7.8%	5.6%
Rank	3	3	3	5	1	6	9	2	7

Global debt
Morgan Stanley global market volume (billions)	$102.0	$141.6	$86.7	$67.6	$58.6	$64.0	$39.6	$277.0	$148.3
Market share	5.6%	6.5%	5.1%	5.1%	4.2%	4.3%	4.2%	5.6%	4.4%
Rank	6	5	8	6	7	10	10	5	8

(1)
Includes principal transactions trading, commissions and net interest revenue.  Other sales and trading net revenue primarily includes net losses from the mark-to-market of loans and closed and pipeline commitments and related hedges, and results related to Investment Banking and other activities.

(2)	Source: Thomson Reuters, data as of September 3, 2008.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending (1)
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08

Corporate funded loans
Investment grade	$6.2	$13.7	$11.1	$13.0	$15.6	$14.6	$9.3	(16%)	(36%)
Non-investment grade	3.9	4.9	7.5	10.9	10.7	10.3	10.4	39%	1%
Total corporate funded loans	$10.1	$18.6	$18.6	$23.9	$26.3	$24.9	$19.7	6%	(21%)

Corporate lending commitments
Investment grade	$31.5	$42.1	$50.4	$50.2	$44.2	$39.9	$39.5	(22%)	(1%)
Non-investment grade	25.5	32.4	35.7	20.0	15.3	12.0	10.9	(69%)	(9%)
Total corporate lending commitments	$57.0	$74.5	$86.1	$70.2	$59.5	$51.9	$50.4	(41%)	(3%)

Corporate funded loans plus lending commitments
Investment grade	$37.7	$55.8	$61.5	$63.2	$59.8	$54.5	$48.8	(21%)	(10%)
Non-investment grade (2)	$29.4	$37.3	$43.2	$30.9	$26.0	$22.3	$21.3	(51%)	(4%)

% investment grade	56%	60%	59%	67%	70%	71%	70%
% non-investment grade	44%	40%	41%	33%	30%	29%	30%

Total corporate funded loans and lending commitments	$67.1	$93.1	$104.7	$94.1	$85.8	$76.8	$70.1	(33%)	(9%)
Hedges (3)	$29.9	$34.2	$37.5	$37.6	$40.6	$36.7	$34.1	(9%)	(7%)
Total corporate funded loans and lending commitments net of hedges	$37.2	$58.9	$67.2	$56.5	$45.2	$40.1	$36.0	(46%)	(10%)

(1)
In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2007.

(2)
For the quarters ended Nov 30, 2007, Feb 29, 2008, May 31, 2008 and Aug 31, 2008, the leveraged acquisition finance portfolio of pipeline commitments and closed deals was $19.6 billion, $15.9 billion, $12.7 billion and $9.3 billion, respectively.

(3)	Includes hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change
Investment banking	$166	$164	$166	$129	$104	$152	$105	(37%)	(31%)	$496	$361	(27%)
Principal transactions:
Trading	129	133	145	191	177	210	143	(1%)	(32%)	407	530	30%
Investments	(2)	20	3	8	(4)	(3)	(9)	*	(200%)	21	(16)	(176%)
Commissions	315	357	353	408	363	346	326	(8%)	(6%)	1,025	1,035	1%
Asset management, distribution and admin. fees	729	769	788	781	716	694	693	(12%)	--	2,286	2,103	(8%)
Interest and dividends	274	298	321	328	302	319	327	2%	3%	893	948	6%
Other (1)	38	40	33	52	39	801	35	6%	(96%)	111	875	*
Total revenues	1,649	1,781	1,809	1,897	1,697	2,519	1,620	(10%)	(36%)	5,239	5,836	11%
Interest expense	138	139	126	108	91	83	65	(48%)	(22%)	403	239	(41%)
Net revenues	1,511	1,642	1,683	1,789	1,606	2,436	1,555	(8%)	(36%)	4,836	5,597	16%

Total non-interest expenses (2)	1,285	1,378	1,396	1,411	1,352	1,447	1,589	14%	10%	4,059	4,388	8%
Income before taxes (1)	226	264	287	378	254	989	(34)	(112%)	(103%)	777	1,209	56%
Provision for income taxes	87	102	119	151	95	370	(25)	(121%)	(107%)	308	440	43%
Income from continuing operations	$139	$162	$168	$227	$159	$619	$(9)	(105%)	(101%)	$469	$769	64%

Return on average common equity(3)	32%	40%	39%	52%	42%	172%	*			37%	70%
Pre-tax profit margin (4)	15%	16%	17%	21%	16%	41%	*			16%	22%

(1)
The quarter ended May 31, 2008 includes a pre-tax gain of $748 million and income before taxes of $698 million, on the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U.

(2)	The quarter ended August 31, 2008 includes a charge of $277 million related to the auction rate securities settlement.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended							Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08

Global representatives(1)	7,993	8,137	8,341	8,429	8,456	8,350	8,500	2%	2%

Annualized revenue per global representative (thousands)(2)	$758	$814	$817	$853	$761	$810	$741	(9%)	(9%)

Assets by client segment (billions)
$10m or more	210	223	228	247	229	235	223	(2%)	(5%)
$1m - $10m	248	268	265	275	262	276	261	(2%)	(5%)
Subtotal - > $1m	458	491	493	522	491	511	484	(2%)	(5%)
$100k - $1m	174	180	182	179	175	176	171	(6%)	(3%)
< $100k	26	24	24	23	23	22	22	(8%)	--
Client assets excluding corporate / other	658	695	699	724	689	709	677	(3%)	(5%)
Corporate / other	32	33	35	34	33	30	30	(14%)	--
Total client assets (billions)	$690	$728	$734	$758	$722	$739	$707	(4%)	(4%)

% of assets by client segment > $1m(3)	70%	71%	71%	72%	71%	72%	71%

Fee-based client account assets (billions)(4)	$202	$210	$211	$201	$185	$194	$186	(12%)	(4%)
Fee-based assets as a % of client assets	29%	29%	29%	27%	26%	26%	26%

Bank deposit program (millions)	$16,364	$18,226	$19,409	$26,160	$33,365	$34,334	$36,036	86%	5%

Client assets per global representative (millions)(5)	$86	$89	$88	$90	$85	$89	$83	(6%)	(7%)

Domestic retail net new assets (billions)(6)	$6.7	$8.7	$14.6	$10.0	$11.4	$13.3	$13.7	(6%)	3%

Domestic retail locations	451	453	455	451	447	459	464	2%	1%

(1)	Global Representatives for the quarter ended May 31, 2008 includes a decline of 233 global representatives resulting from the sale of Morgan Stanley Wealth Management, S.V., S.A.U.
(2)
Annualized revenue divided by average global representative headcount.  Computation for the quarter ended May 31, 2008 excludes revenues associated with the sale of the Spanish wealth management business, Morgan Stanley Wealth Management S.V., S.A.U.

(3)	Excludes corporate / other assets.
(4)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(5)	Total client assets divided by period end global representative headcount.
(6)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008 (2)	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008 (2)	Percentage Change
Investment banking	$31	$61	$92	$80	$26	$30	$23	(75%)	(23%)	$184	$79	(57%)
Principal transactions:
Trading (3)	0	0	0	(129)	(179)	(113)	13	*	112%	0	(279)	*
Investments	532	588	338	316	(201)	(204)	(199)	(159%)	2%	1,458	(604)	(141%)
Commissions	6	6	6	5	4	5	3	(50%)	(40%)	18	12	(33%)
Asset management, distribution and admin. fees	768	844	926	986	845	779	742	(20%)	(5%)	2,538	2,366	(7%)
Interest and dividends	14	29	14	17	15	16	16	14%	--	57	47	(18%)
Other	34	18	10	13	71	15	157	*	*	62	243	*
Total revenues	1,385	1,546	1,386	1,288	581	528	755	(46%)	43%	4,317	1,864	(57%)
Interest expense	17	37	22	36	38	40	108	*	170%	76	186	145%
Net revenues	1,368	1,509	1,364	1,252	543	488	647	(53%)	33%	4,241	1,678	(60%)

Total non-interest expenses	989	1,206	873	958	704	715	851	(3%)	19%	3,068	2,270	(26%)
Income / (loss) before taxes	379	303	491	294	(161)	(227)	(204)	(142%)	10%	1,173	(592)	(150%)
Provision / (benefit) for income taxes	149	105	174	113	(58)	(94)	(63)	(136%)	33%	428	(215)	(150%)
Income / (loss) from continuing operations	$230	$198	$317	$181	$(103)	$(133)	$(141)	(144%)	(6%)	$745	$(377)	(151%)

Return on average common equity (4)	31%	23%	35%	18%	*	*	*			30%	*
Pre-tax profit margin (5)	28%	20%	36%	24%	*	*	*			28%	*

(1)
Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.  The related investment asset balance for the quarters ended Feb 28, 2007, May 31, 2007, Aug 31, 2007, Nov 30, 2007, Feb 29, 2008, May 31, 2008 and Aug 31, 2008 are $2.9 billion, $3.9 billion, $4.6 billion, $4.5 billion, $4.4 billion, $5.1 billion and $5.1 billion, respectively.

(2)	The quarter ended August 31, 2008 includes the operating results of the Crescent Real Estate Limited Partnerships which was included in the Company's consolidated results begininning May 31, 2008.
(3)	Trading results for the quarters ended November 30, 2007, February 29, 2008, May 31, 2008 and August 31, 2008 include losses related to securities issued by structured investment vehicles.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income / (loss) before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change

Assets under management or supervision

Net flows by distribution channel
Morgan Stanley Retail & Intermediary	$(1.7)	$0.8	$1.2	$(1.6)	$(1.5)	$(0.6)	$(2.4)	*	*	$0.3	$(4.5)	*
Van Kampen Retail & Intermediary	0.7	1.1	0.6	(1.2)	(2.3)	(2.1)	(4.0)	*	(90%)	2.4	(8.4)	*
Retail money markets	(1.8)	(1.5)	0.5	(2.4)	1.6	3.2	(1.4)	*	(144%)	(2.8)	3.4	*
Total Americas Retail	(2.8)	0.4	2.3	(5.2)	(2.2)	0.5	(7.8)	*	*	(0.1)	(9.5)	*
U.S. Institutional	0.0	1.2	0.2	1.2	0.6	0.9	(1.1)	*	*	1.4	0.4	(71%)
Institutional money markets	2.5	3.5	12.3	(2.9)	7.8	12.8	9.5	(23%)	(26%)	18.3	30.1	64%
Non- U.S.	4.8	4.2	6.0	7.3	0.4	1.3	1.0	(83%)	(23%)	15.0	2.7	(82%)
Total net flows	$4.5	$9.3	$20.8	$0.4	$6.6	$15.5	$1.6	(92%)	(90%)	$34.6	$23.7	(32%)

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$75	$80	$80	$81	$75	$76	$68	(15%)	(11%)
Van Kampen Retail & Intermediary	144	155	149	150	135	138	123	(17%)	(11%)
Retail money markets	34	32	33	31	33	37	36	9%	(3%)
Total Americas Retail	253	267	262	262	243	251	227	(13%)	(10%)
U.S. Institutional	109	119	121	128	123	127	117	(3%)	(8%)
Institutional money markets	52	57	70	68	76	89	98	40%	10%
Non- U.S.	102	112	118	132	128	131	121	3%	(8%)
Total assets under management or supervision	$516	$555	$571	$590	$570	$598	$563	(1%)	(6%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	17%	--
Total	$521	$560	$577	$597	$577	$605	$570	(1%)	(6%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change

Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(1.8)	$(2.5)	$(6.4)	$(1.8)	$(6.8)	$(5.7)	$(5.1)	20%	11%	$(10.7)	$(17.6)	(64%)
Fixed income	1.4	5.2	13.4	(5.5)	8.9	16.6	5.9	(56%)	(64%)	20.0	31.4	57%
Alternatives (2)	4.6	2.3	6.2	4.7	4.3	3.0	0.9	(85%)	(70%)	13.1	8.2	(37%)
Unit trusts	0.5	0.6	0.4	0.1	(0.3)	(0.1)	(0.5)	*	*	1.5	(0.9)	*
Total Core Asset Management	4.7	5.6	13.6	(2.5)	6.1	13.8	1.2	(91%)	(91%)	23.9	21.1	(12%)

Merchant Banking
Private Equity	(0.3)	(0.1)	0.9	0.0	(0.1)	(0.1)	(0.1)	(111%)	--	0.5	(0.3)	*
Infrastructure	0.0	0.6	0.9	0.9	0.4	1.2	0.0	*	*	1.5	1.6	7%
Real Estate	0.1	3.2	5.4	2.0	0.2	0.6	0.5	(91%)	(17%)	8.7	1.3	(85%)
Total Merchant Banking	(0.2)	3.7	7.2	2.9	0.5	1.7	0.4	(94%)	(76%)	10.7	2.6	(76%)
Total net flows	$4.5	$9.3	$20.8	$0.4	$6.6	$15.5	$1.6	(92%)	(90%)	$34.6	$23.7	(32%)

Assets under management or supervision by asset class
Core Asset Management
Equity	$245	$265	$254	$265	$234	$239	$206	(19%)	(14%)
Fixed income	179	187	201	201	210	227	231	15%	2%
Alternatives (2)	54	58	63	67	69	73	70	11%	(4%)
Unit trusts	15	16	15	15	14	14	12	(20%)	(14%)
Total Core Asset Management	493	526	533	548	527	553	519	(3%)	(6%)

Merchant Banking
Private Equity	2	2	3	4	3	3	3	--	--
Infrastructure	0	1	1	2	3	4	4	*	--
Real Estate	21	26	34	36	37	38	37	9%	(3%)
Total Merchant Banking	23	29	38	42	43	45	44	16%	(2%)
Total Assets Under anagement/Supervision	$516	$555	$571	$590	$570	$598	$563	(1%)	(6%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	17%	--
Total	$521	$560	$577	$597	$577	$605	$570	(1%)	(6%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

Morgan Stanley
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended							Percentage Change From:
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$75	$80	$80	$81	$75	$76	$68	(15%)	(11%)
Van Kampen Retail & Intermediary	144	155	149	150	135	138	123	(17%)	(11%)
Retail money markets	34	32	33	31	33	37	36	9%	(3%)
Total Americas Retail	$253	$267	$262	$262	$243	$251	$227	(13%)	(10%)
U.S. Institutional	109	119	121	128	123	127	117	(3%)	(8%)
Institutional money markets	52	57	70	68	76	89	98	40%	10%
Non- U.S.	102	112	118	132	128	131	121	3%	(8%)
Sub-total assets under management or supervision	$516	$555	$571	$590	$570	$598	$563	(1%)	(6%)

Global Wealth Management Group	153	157	162	185	172	174	166	2%	(5%)
Total assets under management or supervision	$669	$712	$733	$775	$742	$772	$729	(1%)	(6%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	17%	--
Total	$674	$717	$739	$782	$749	$779	$736	--	(6%)

Consolidated assets under management or supervision by asset class
Equity	$317	$344	$333	$355	$316	$327	$288	(14%)	(12%)
Fixed income	201	210	227	235	241	261	265	17%	2%
Alternatives (2)	54	58	63	67	69	73	70	11%	(4%)
Private Equity	2	2	3	4	3	3	3	--	--
Infrastructure	0	1	1	2	3	4	4	*	--
Real Estate	21	26	34	36	37	38	37	9%	(3%)
Sub-total	595	641	661	699	669	706	667	1%	(6%)
Unit trusts	15	16	15	15	14	14	12	(20%)	(14%)
Other (3)	59	55	57	61	59	52	50	(12%)	(4%)
Total assets under management or supervision	$669	$712	$733	$775	$742	$772	$729	(1%)	(6%)
Share of minority interest assets (1)	5	5	6	7	7	7	7	17%	--
Total	$674	$717	$739	$782	$749	$779	$736	--	(6%)

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(2)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended							Percentage Change From:		Nine Months Ended
	Feb 28, 2007	May 31, 2007	Aug 31, 2007	Nov 30, 2007	Feb 29, 2008	May 31, 2008	Aug 31, 2008	3Q08 vs. 3Q07	3Q08 vs. 2Q08	Aug 31, 2007	Aug 31, 2008	Percentage Change

Investment banking (1)	$(2)	$(16)	$(38)	$(3)	$(1)	$(8)	$(14)	63%	(75%)	$(56)	$(23)	59%
Principal transactions:
Trading	0	0	0	(3)	(2)	(3)	(1)	*	67%	0	(6)	*
Investments	0	0	0	0	0	0	0	--	--	0	0	--
Commissions	(7)	(6)	(6)	(17)	(8)	(9)	(18)	(200%)	(100%)	(19)	(35)	(84%)
Asset management, distribution and admin. fees	(43)	(42)	(37)	(53)	(42)	(43)	(45)	(22%)	(5%)	(122)	(130)	(7%)
Interest and dividends	(138)	(120)	(71)	(14)	(12)	(11)	(12)	83%	(9%)	(329)	(35)	89%
Other	(5)	(3)	(3)	(2)	(2)	8	(2)	33%	(125%)	(11)	4	136%
Total revenues	(195)	(187)	(155)	(92)	(67)	(66)	(92)	41%	(39%)	(537)	(225)	58%
Interest expense	(148)	(131)	(83)	(26)	(27)	(27)	(28)	66%	(4%)	(362)	(82)	77%
Net revenues	(47)	(56)	(72)	(66)	(40)	(39)	(64)	11%	(64%)	(175)	(143)	18%

Total non-interest expenses	(53)	(63)	(58)	(69)	(44)	(44)	(67)	(16%)	(52%)	(174)	(155)	11%

Income before taxes	6	7	(14)	3	4	5	3	121%	(40%)	(1)	12	*
Provision for income taxes	2	2	(4)	1	1	3	1	125%	(67%)	-	5	*
Income from continuing operations	$4	$5	$(10)	$2	$3	$2	$2	120%	--	$(1)	$7	*

(1)	Included in the August 31, 2007 amount is $25 million related to the spin-off of Discover Financial Services.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY

The following (page 15) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. The Company has adopted a definition of adjusted assets that excludes certain self-funded assets considered to have minimal market, credit and/or liquidity risk. These low-risk assets generally are attributable to the Company’s matched book and securities lending businesses. Adjusted assets are calculated by reducing gross assets by aggregate resale agreements and securities borrowed less non-derivative short positions and assets recorded under certain provisions of SFAS No. 140 and FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN 46R”). Gross assets are also reduced by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. The adjusted leverage ratio reflects the deduction from shareholders’ equity of the amount of equity used to support goodwill and intangible assets (as the Company does not view this amount of equity as available to support its risk capital needs). In addition, the Company views junior subordinated debt issued to capital trusts as a component of its capital base given the inherent characteristics of the securities. These characteristics include the long-dated nature (e.g., some have final maturity at issuance of 30 years extendible at the Company’s option by a further 19 years, others have a 60-year final maturity at issuance), the Company’s ability to defer coupon interest for up to 20 consecutive quarters and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2007		May 31, 2007		Aug 31, 2007		Nov 30, 2007		Feb 29, 2008		May 31, 2008		Aug 31, 2008

Total assets		$1,182,061		$1,199,993		$1,185,131		$1,045,409		$1,090,896		$1,031,228		$988,821

Less:	Securities purchased under agreements to resell	(193,162)		(144,051)		(176,910)		(126,887)		(143,097)		(165,928)		(179,540)
	Securities borrowed	(277,093)		(252,213)		(257,032)		(239,994)		(243,695)		(257,796)		(241,051)
Add:	Financial instruments sold, not yet purchased	157,807		166,549		176,097		134,341		171,111		161,748		150,426
Less:	Derivative contracts sold, not yet purchased	(51,574)		(58,919)		(62,088)		(71,604)		(89,392)		(77,439)		(68,401)
	Subtotal	818,039		911,359		865,198		741,265		785,823		691,813		650,255
Less:	Cash and securities deposited with clearing
	organizations or segregated under federal and
	other regulations or requirements	(35,739)		(47,114)		(43,229)		(61,608)		(60,964)		(53,393)		(58,798)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(124,163)		(155,692)		(129,552)		(110,001)		(83,906)		(55,406)		(41,955)
	Goodwill and intangible assets	(4,262)		(4,132)		(3,451)		(4,071)		(4,061)		(3,890)		(3,996)

Adjusted assets		$653,875		$704,421		$688,966		$565,585		$636,892		$579,124		$545,506

Common equity		$36,854		$38,411		$34,150		$30,169		$32,180		$33,393		$34,665
Preferred equity		1,100		1,100		1,100		1,100		1,100		1,100		1,100
Shareholders' equity		37,954		39,511		35,250		31,269		33,280		34,493		35,765
Junior subordinated debt issued to capital trusts (1) (2)		4,885		4,874		4,875		4,876		10,621		10,467		10,364
	Subtotal	42,839		44,385		40,125		36,145		43,901		44,960		46,129
Less: Goodwill and intangible assets		(4,262)		(4,132)		(3,451)		(4,071)		(4,061)		(3,890)		(3,996)
Tangible shareholders' equity		$38,577		$40,253		$36,674		$32,074		$39,840		$41,070		$42,133

Leverage ratio (3)		30.6	x	29.8	x	32.3	x	32.6	x	27.4	x	25.1	x	23.5	x

Adjusted leverage ratio (4)		16.9	x	17.5	x	18.8	x	17.6	x	16.0	x	14.1	x	12.9	x

(1)
The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities.  These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a sixty year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure.  The Company also receives rating agency equity credit for these securities.

(2)
During the quarter ended February 29, 2008, the Company issued $5,579 million of junior subordinated debt securities related to China Investment Corporation's investment in the Company in December 2007. For a further discussion of this investment, see the Company's Annual Report on Form 10-K for fiscal year ended November 30, 2007.

(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

This page represents an addendum to the 3Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - U.S. Subprime Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Nine Months Ended	Net Exposure (1)
	May 31, 2008	Aug 31, 2008	Aug 31, 2008	Aug 31, 2008	May 31, 2008	Aug 31, 2008

Super Senior Exposure
High- Grade	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Mezzanine	(7.4)	(7.2)	(0.3)	(1.2)	1.6	1.1
CDO-Squared	0.0	0.0	0.0	0.0	0.0	0.0
Total ABS CDO Super Senior Exposure	$(7.4)	$(7.2)	$(0.3)	$(1.2)	$1.6	$1.1

Other Retained and Warehouse Exposure
ABS CDO CDS	$2.1	$2.0	$0.1	$0.7	$(0.8)	$(0.5)
ABS CDO Bonds	0.7	0.1	(0.1)	(0.4)	0.7	0.1
CDO Warehouse	0.0	0.0	0.0	0.0	0.0	0.0
Total Other Retained and Warehouse Exposure	2.8	2.1	0.0	0.3	(0.1)	(0.4)
Subtotal ABS CDO Related Exposure (2)	$(4.6)	$(5.1)	$(0.3)	$(0.9)	$1.5	$0.7

U.S. Subprime Mortgage Related Exposure
Loans	$0.4	$0.3	$(0.1)	$(0.1)	$0.4	$0.3
Total Rate of Return Swaps	0.0	0.0	0.0	0.0	0.1	0.0
ABS Bonds	1.3	1.2	(0.1)	(0.9)	1.3	1.2
ABS CDS	14.0	13.9	0.3	2.0	(3.0)	(2.2)
Subtotal U.S. Subprime Mortgage Related Exposure (3)	$15.7	$15.4	$0.1	$1.0	$(1.2)	$(0.7)
Total ABS CDO / Subprime Net Exposure (4)	$11.1	$10.3	$(0.2)	$0.1	$0.3	$(0.0)

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility.  Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)
In determining the fair value of the Firm’s ABS CDO-related exposures – which represent the most senior tranches of the capital structure of subprime ABS CDOs – Morgan Stanley took into consideration observable transactions and data for relevant benchmark instruments in synthetic subprime markets.  The deterioration of these inputs have led to significant declines in the estimates of fair value.  These declines reflect increased implied losses across this portfolio.  At August 31, 2008, these implied loss levels are consistent with losses in the range between 22% - 47% implied by the ABX indices.  These cumulative loss levels, at a severity rate of 57%, imply defaults in the range of 84% - 95% for 2005 and 2006 outstanding mortgages.

(3)
In calculating the fair value of the Firm’s U.S. subprime mortgage related exposures – including loans, total rate-of-return swaps, ABS bonds (including subprime residuals) and ABS CDS – Morgan Stanley took into consideration observable transactions, the continued deterioration in market data, as reflected by the sharp decline in the ABX indices, and other market developments, including updated cumulative loss data.

(4)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.

At Aug 31, 2008, the investment portfolios of Morgan Stanley Bank (Utah) and Morgan Stanley Trust FSB (collectively, the "Subsidiary Banks") include certain subprime-related securities. The securities in the Subsidiary Banks' portfolios are part of the company's overall Treasury liquidity management portfolio.  Such portfolios do not contain any subprime whole loans, subprime residuals or CDOs.  The market value of the Subsidiary Banks' subprime-related securities, most of which are AAA-rated residential mortgage-backed securities, was $3.4 billion at Aug 31, 2008 and $4.0 billion at May 31,2008. For the three and nine months ended Aug 31, 2008, these portfolios incurred losses of $0.1 billion and $0.4 billion, respectively.

Note:	Refer to Legal Notice page 19.

This page represents an addendum to the 3Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - Non-subprime Residential Mortgage Analysis
(unaudited, dollars in billions)

			Profit and (Loss)
	Statement of Financial Condition		Three Months Ended	Nine Months Ended	Net Exposure (1)
	May 31, 2008	Aug 31, 2008	Aug 31, 2008	Aug 31, 2008	May 31, 2008	Aug 31, 2008

Residential Loans (2)	$4.8	$4.3	$(0.1)	$(0.2)	$4.8	$4.3
RMBS Bonds (2)	4.0	3.2	(0.4)	(1.4)	4.0	3.2
RMBS Backed Warehouse Lines	0.2	0.2	0.0	0.0	0.2	0.2
RMBS Swaps(3)	0.2	0.4	(0.1)	(0.1)	(2.3)	(1.2)
Other secured financings (4)	3.2	2.8	0.0	0.0	0.0	0.0
Total residential non-subprime(5)(6)	$12.4	$10.9	$(0.6)	$(1.7)	$6.7	$6.5

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time. The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario. Negative amounts indicate potential gain (short position) in a default scenario.

(2)
Gross and Net Exposure on Residential Loans and RMBS Bonds was split 53% Alt-A/Near prime and 47% prime underlying collateral at August 31, 2008. Gross and Net Exposure of U.S. Alt-A Resident Loans and Bonds was $2.2 billion at August 31, 2008.

(3)	Represents both hedges and directional positioning. At August 31, 2008, these positions include credit default and super senior CDO swaps.
(4)
Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties. Any retained interests in these transactions are reflected in RMBS Bonds.

(5)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(6)	Regional distribution of Net Exposure was 57% U.S., 35% Europe and 8% Asia at August 31, 2008.
Note:	Refer to Legal Notice page 19.

This page represents an addendum to the 3Q 2008 Financial Supplement.

MORGAN STANLEY
Institutional Securities - CMBS and Commercial Whole Loan Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Nine Months Ended	Net Exposure (1)
	May 31, 2008	Aug 31, 2008	Aug 31, 2008	Aug 31, 2008	May 31, 2008	Aug 31, 2008

CMBS Bonds	$5.8	$5.8	$(0.1)	$(0.6)	$5.8	$5.8
CMBS Backed Warehouse Lines (2)	1.9	1.6	0.0	0.0	1.9	1.6
Commercial Loans (2)(3)	6.3	4.6	(0.2)	(0.2)	6.7	4.9
CMBS Swaps (4)	2.0	3.3	0.5	1.4	(8.0)	(4.6)
Other Secured Financing (5)	6.1	4.2	0.0	0.0	0.0	0.0
Total CMBS / Commercial Whole Loan Net Exposure(6)(7)	$22.1	$19.5	$0.2	$0.6	$6.4	$7.7

(1)
Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time.  The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario.  Negative amounts indicate potential gain (short position) in a default scenario.

(2)	Includes unfunded loan commitments.
(3)	Composition of Commercial Loans was 72% Senior and 28% Mezzanine at August 31, 2008.
(4)	Represents both hedges and directional positioning. At August 31, 2008, these positions include credit default, super senior CDO, index, and total rate-of-return swaps.
(5)
Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties. Any retained interests in these transactions are reflected in CMBS Bonds.

(6)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(7)	Regional distribution of Net Exposure was 53% U.S., 26% Asia and 21% Europe at August 31, 2008.
Note:	Refer to Legal Notice page 19.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's third quarter earnings press release issued September 16, 2008.